Exhibit 10.38
Addendum to Mortgage Selling and Servicing Contract
This addendum modifies the Mortgage Selling and Servicing Contract (the “Contract”) dated August 6, 1997 between the Federal National Mortgage Association (“Fannie Mae”), “we”, “our”, “us”), a corporation organized and existing under the laws of the United States and Centex Home Equity Company LLC (24147-000-8) (The “Lender”).
The purpose of the Contract is to establish the Lender as an approved seller and Servicer of mortgages and participation interests, and to provide the terms and conditions of the sale and servicing of mortgages. Section XVI B of the Contract identifies the categories of mortgages and participation interests that the Contract covers. The purpose of this Addendum is to change the name of the Lender to:
Change lender name to Nationstar Mortgage LLC
All other terms of the Contract, including any previous modification made to it, remain in effect.
By executing this Addendum, the Lender and we agree to the modification. The modification takes effect on the date we sign this Addendum.

Lender:	NationStar Mortgage, LLC

2828 North Harwood, Suite 11

(Address)
Dallas, TX 75201

By:	/s/ Shawn Stone

(Authorized Signature)
Shawn Stone, EVP, Secondary Marketing

Date:	9/8/06

Federal National Mortgage Association

1 South Wacker Drive

(Address)
Suite 1300

Chicago, IL 60606-4667

By:	/s/ Bruce Honaker

(Authorized Signature)
Bruce Honaker, Assistant Vice President

(Type Name and Title)
Date:	9/12/06